SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K


              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (date of earliest event reported)
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                      November 12, 2003 (November 11, 2003)



                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)



        Oklahoma                         1-13726                73-1395733
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(State or other jurisdiction       (Commission File No.)      (IRS Employer
      of incorporation)                                     Identification No.)


  6100 North Western Avenue, Oklahoma City, Oklahoma                73118
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      (Address of principal executive offices)                    (Zip Code)



                                 (405) 848-8000
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              (Registrant's telephone number, including area code)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 9.  REGULATION FD DISCLOSURE

         Chesapeake Energy Corporation ("Chesapeake") issued a Press Release on November 11, 2003. The following was included in the Press Release:


                     CHESAPEAKE ENERGY CORPORATION ANNOUNCES
          $150 MILLION CUMULATIVE CONVERTIBLE PREFERRED STOCK OFFERING

OKLAHOMA CITY, November 11, 2003 -- Chesapeake Energy Corporation (NYSE:CHK) announced today that it intends to commence a public offering of 1,500,000 shares of a new series of its cumulative convertible preferred stock with a stated value of $100 per share. Chesapeake intends to use the net proceeds of the offering to repay debt under its bank credit facility incurred to finance its recent acquisition of south Texas natural gas properties from Laredo Energy, L.P. and its partners.

The offering will be made under the company's existing shelf registration statement. The company has also granted the underwriters an option to purchase a maximum of 225,000 additional shares of convertible preferred stock to cover over-allotments.

Lehman Brothers, Banc of America Securities LLC and Morgan Stanley will be joint book-running managers for the offering. Copies of the preliminary prospectus relating to the offering may be obtained from the offices of Lehman Brothers Inc., c/o ADP Financial Services, Integrated Distribution Services, 1155 Long Island Avenue, Edgewood, NY 11717, 631-254-7106; Banc of America Securities LLC, 100 West 33rd Street, New York, NY 10001, 646-733-4166; or Morgan Stanley, Prospectus Department, 1585 Broadway, New York, NY 10036, 212-761-4000.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state.


This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include estimates and give our current expectations or forecasts of future events. Although we believe our forward-looking statements are reasonable, they can be affected by inaccurate assumptions or by known or unknown risks and uncertainties.

Chesapeake Energy Corporation is one of the six largest independent natural gas producers in the U.S. Headquartered in Oklahoma City, the company's operations are focused on exploratory and developmental drilling and producing property acquisitions in the Mid-Continent region of the United States.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              CHESAPEAKE ENERGY CORPORATION


                                              ---------------------------------
                                          By: /s/ Aubrey K. McClendon
                                                  Aubrey K. McClendon
                                               Chairman of the Board and
                                                Chief Executive Officer

Dated:        November 12, 2003

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